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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                      September 25, 1996 (August 16, 1996)



                        Mississippi Chemical Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Mississippi                2-7803               64-0292638
    -----------------          ------------         ----------------
     (State or other            (Commission           (IRS employer
     jurisdiction of           file number)        identification no.)
      incorporation)


                  P.O. Box 388, Yazoo City, Mississippi 39194
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                  601-746-4131




                                      Page 1 of 36 sequentially numbered pages.
                  Index to exhibits is located on sequentially numbered page 5.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.

                 This item is amended to provide financial statements of each of Eddy Potash, Inc. and New Mexico Potash Corporation, which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

                 (i)      Eddy Potash, Inc.

                          a.      Audited Annual Financial Statements

                                  Independent Auditors' Report

                                  Balance Sheets as of December 31, 1995 and
                                  1994

                                  Statements of Operations and Retained
                                  Earnings for the years ended December 31, 1995 and 1994

                                  Statements of Cash Flows for the years ended
                                  December 31, 1995 and 1994

                                  Notes to Financial Statements

                          b.      Unaudited Interim Financial Statements

                                  Balance Sheet as of June 30, 1996

                                  Statements of Income for the six months ended June 30, 1996 and 1995

                                  Statements of Cash Flows for the six months ended June 30, 1996 and 1995

                 (ii)     New Mexico Potash Corporation

                          a.      Audited Annual Financial Statements

                                  Report of Independent Accountants

                                  Balance Sheet as of December 31, 1995

                                  Statement of Income and Retained Earnings for the year ended December 31, 1995





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                                  Statement of Cash Flows for the year ended
                                  December 31, 1995

                                  Notes to Financial Statements

                          b.      Unaudited Interim Financial Statements

                                  Balance Sheet as of June 30, 1996

                                  Statements of Income for the six months ended June 30, 1996 and 1995

                                  Statements of Cash Flows for the six months ended June 30, 1996 and 1995

         (b)     Pro Forma Financial Information.

                 This item is amended to provide the following unaudited pro forma condensed consolidated financial statements, which are filed as Exhibit 99.3 to this Current Report on Form 8-K.

                         Pro Forma Condensed Balance Sheet as of June 30, 1996

                         Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended June 30, 1996

                         Notes to Pro Forma Financial Statements

         (c)     Exhibits.

                 See "Index to Exhibits."





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Mississippi Chemical Corporation



Date:  September 25, 1996               By: /s/ Robert E. Jones
                                            -------------------
                                            Robert E. Jones
                                            Senior Vice President & General
                                            Counsel





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                               INDEX TO EXHIBITS


                                                                                                      Page
 Exhibit 2.1         Asset Purchase Agreement, dated as of May 21, 1996, by and among
                     Mississippi Chemical Corporation, Mississippi Acquisition I, Inc.,
                     Mississippi Acquisition II, Inc., Eddy Potash, Inc. and New Mexico Potash
                     Corporation.  Filed as an Exhibit to the Current Report of the Company on
                     Form 8-K dated September 3, 1996 and incorporated herein by reference.
                                                                                                       --

 Exhibit 4.1         Loan Agreement, dated as of April 26, 1996, by and among Mississippi
                     Chemical Corporation, Mississippi Phosphates Corporation, Mississippi
                     Potash, Inc., and MCC Pipeline, Inc., the various banks and lending institutions on the signature pages hereto together with all assignees of such banks and lending institutions, NationsBank of Tennessee, N.A., as the Swingline Bank, and NationsBank of Tennessee, N.A.  Filed as an
                     Exhibit to the Current Report of the Company on Form 8-K dated September
                     3, 1996 and incorporated herein by reference.
                                                                                                       --

 Exhibit 99.1        Financial Statements of Eddy Potash, Inc.  Filed herewith.                         6

 Exhibit 99.2        Financial Statements of New Mexico Potash Corporation.  Filed herewith.
                                                                                                       17

 Exhibit 99.3        Pro Forma Financial Information.  Filed herewith.                                 31





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